SUMMARY PROSPECTUS FEBRUARY 28, 2018 AIG SELECT DIVIDEND GROWTH FUND CLASS A, CLASS C AND CLASS W SHARES

The Fund’s Statutory Prospectus and Statement of Additional Information dated February 28, 2018, and the most recent shareholder reports are incorporated into and made part of this Summary Prospectus by reference.

Before you invest, you may want to review the Fund’s Statutory Prospectus, which contains more information about the Fund and its risks. You can find the Statutory Prospectus and the above incorporated information online at http:aigfunds.onlineprospectus.net/AIGFunds/FundDocuments/index.html. You can also get this information at no cost by calling (800) 858-8850, by sending an email request to mutualfundinquiry@aig.com or by writing to the Trust at AIG Fund Services, Inc., Mutual Fund Operations, Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, NJ 07311.

The Securities and Exchange Commission has not approved or disapproved these securities, nor has it determined that this Prospectus is accurate or complete. It is a criminal offense to state otherwise.

Investment Goals

The investment goals of the AIG Select Dividend Growth Fund (the “Fund”) are capital appreciation, and secondarily, current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the AIG fund complex. More information about these and other discounts is available from your financial professional and in the “Shareholder Account Information-Sales Charge Reductions and Waivers” section on page 8 of the Fund’s Prospectus, in the “Financial Intermediary-Specific Sales Charge Waiver Policies” section on page A-1 of the Fund’s Prospectus and in the “Additional Information Regarding Purchase of Shares” section on page 43 of the Fund’s statement of additional information.

	Class A	Class C	Class W
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the amount redeemed or original purchase cost)(1)	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Maximum Account Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)*
Management Fees	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.35%	1.00%	—
Other Expenses	0.53%	1.54%	2.95%
Total Annual Fund Operating Expenses Before Fee Waiver and/or Expense Reimbursement	1.63%	3.29%	3.70%
Fee Waiver and/or Expense Reimbursement(2)(3)	0.00%	0.92%	2.18%
Total Annual Fund Operating Expense After Fee Waiver and/or Expense Reimbursement(2)(3)	1.63%	2.37%	1.52%

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AIG SELECT DIVIDEND GROWTH FUND

*	Expenses have been restated to reflect current fees.
(1)	Purchases of Class A shares of $1 million or more will be subject to a contingent deferred sales charge (“CDSC”) on redemptions made within two years of purchase. The CDSC on Class C shares applies only if shares are redeemed within twelve months of their purchase. See pages 8-10 of the Prospectus for more information about the CDSCs.
(2)	Pursuant to an Expense Limitation Agreement, SunAmerica Asset Management, LLC (“SunAmerica”) is contractually obligated to waive its fees and/or reimburse expenses to the extent that the Total Annual Fund Operating Expenses exceed 1.72%, 2.37% and 1.52% for Class A, Class C and Class W shares, respectively. For purposes of the Expense Limitation Agreement, “Total Annual Fund Operating Expenses” shall not include extraordinary expenses (i.e., expenses that are unusual in nature and/or infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of the Fund’s business. This Agreement will continue in effect indefinitely, unless terminated by the Board of Directors, including a majority of the directors of the Board of Directors who are not “interested persons” of SunAmerica Series, Inc. as defined in the Investment Company Act of 1940, as amended.
(3)	Any waivers and/or reimbursements made by SunAmerica with respect to the Fund are subject to recoupment from the Fund within two years after the occurrence of the waiver and/or reimbursement, provided that the Fund is able to effect such payment to SunAmerica and remain in compliance with the expense caps in effect at the time the waiver and/or reimbursement occurred.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
AIG Select Dividend Growth Fund
Class A Shares	$731	$1,060	$1,411	$2,397
Class C Shares	340	739	1,265	2,706
Class W Shares	155	480	829	1,813

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
AIG Select Dividend Growth Fund
Class A Shares	$731	$1,060	$1,411	$2,397
Class C Shares	240	739	1,265	2,706
Class W Shares	155	480	829	1,813

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses

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AIG SELECT DIVIDEND GROWTH FUND

or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 72% of the average value of its portfolio.

Principal Investment Strategies and Techniques of the Fund

The Fund’s principal investment strategies are value and growth and the Fund employs a blended approach of selecting stocks for the Fund based on both value and growth criteria, as further described below. The value oriented philosophy to which the Fund partly subscribes is that of investing in securities believed to be undervalued in the market, including by evaluating selection criteria relating to profitability and valuation. These selection criteria are usually calculated to identify stocks of companies with solid financial strength that have attractive valuations (e.g., as measured by low price earnings ratios) and that have generally been overlooked by the market. The growth oriented philosophy to which the Fund partly subscribes is that of investing in securities believed to offer the potential for long-term growth, including by evaluating selection criteria relating to historical dividend growth.

The principal investment technique of the Fund is to employ a “buy and hold” strategy with up to forty dividend paying equity securities selected annually from the Russell 1000® Index. At least 80% of the Fund’s net assets, plus any borrowings for investment purposes, will be invested in dividend paying equity securities.

The Fund selects up to forty dividend paying stocks that the portfolio managers believe demonstrate the potential for long-term dividend growth, and which will be evaluated and adjusted at the discretion of the portfolio managers on an annual basis. These stocks are selected from the Russell 1000® Index and the selection criteria will generally include dividend growth, as well as a combination of factors that relate to profitability and valuation. Certain stocks in the Russell 1000® Index may be excluded as a result of liquidity screens or industry-related caps applied during the selection process. While the securities selection process takes place on an annual basis, the portfolio managers may, from time to time, substitute certain securities for those selected for the Fund or reduce the position size of a portfolio security in between the annual rebalancings, under certain limited circumstances. These circumstances generally include when a security held by the Fund no longer meets the dividend yielding criteria, when the value of a security becomes a disproportionately large percentage of the Fund’s holdings, when the size of the Fund’s position in a security has the potential to create market liquidity or other issues in connection with the annual rebalancing or efficient management of the Fund, or to maintain an industry-related cap, each in the discretion of the portfolio managers.

The annual consideration of the stocks that meet the selection criteria takes place on or about August 1 each year, with the next annual consideration to occur on or about August 1, 2018. Immediately after the Fund buys and sells stock in connection with the Fund’s annual rebalancing, it will hold approximately an equal value of each of the forty stocks. In other words, the Fund will invest about 1/40 of its assets in each of the stocks that make up its portfolio. Thereafter, when an investor purchases shares of the Fund, SunAmerica will generally invest additional funds in the pre-selected stocks based on each stock’s respective percentage of the Fund’s assets at the time.

The Fund employs a strategy to hold stocks between its annual rebalancing dates, even if there are adverse developments concerning a particular stock, an industry, the economy or the stock market generally. Due to changes in the market value of the stocks held by the Fund, it is likely that the weighting of the stocks in its portfolio will fluctuate throughout the course of the year.

The principal investment strategies and principal investment techniques of the Fund may be changed without shareholder approval. You will receive at least sixty (60) days’ notice of any change to the 80% investment policy set forth above.

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AIG SELECT DIVIDEND GROWTH FUND

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment goals will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment goals. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Fund:

Stock Market Volatility and Securities Selection. The Fund invests primarily in equity securities. As with any fund that invests in equity securities, the value of your investment in the Fund may fluctuate in response to stock market movements. You should be aware that the performance of “growth” stocks may rise or decline under varying market conditions—for example, “value” stocks may perform well under circumstances in which growth stocks in general have fallen. Additionally, growth stocks can be volatile for several reasons. In particular, since the issuers of growth stocks usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Growth stocks also normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded. When investing in value stocks which are believed to be undervalued in the market, there is a risk that the market may not recognize a security’s intrinsic value for a long period of time, or that a security judged to be undervalued may actually be appropriately priced. In addition, individual securities selected for the Fund may underperform the market generally.

Disciplined Strategy. The Fund will not deviate from its strategy (except to the extent necessary to comply with federal tax laws or other applicable laws). If the Fund is committed to a strategy that is unsuccessful, the Fund will not meet its investment goal. Because the Fund generally will not use certain techniques available to other mutual funds to reduce stock market exposure (e.g., derivatives for hedging purposes), the Fund may be more susceptible to general market declines than other mutual funds.

Focused Strategy. The performance of the Fund may be subject to greater fluctuation since its strategy involves holding a limited number of securities. This type of strategy may increase the Fund’s risk since the performance of a particular stock may have a larger impact, positively or negatively, on the Fund’s performance.

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AIG SELECT DIVIDEND GROWTH FUND

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year, and compare the Fund’s average annual returns, before and after taxes, to those of the Russell 1000® Index, a broad measure of market performance. Sales charges are not reflected in the Bar Chart. If these amounts were reflected, returns would be less than those shown. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund’s performance can be obtained by visiting www.aig.com/funds or can be obtained by phone at 800-858-8850 x6003.

AIG Select Dividend Growth Fund    (Class A)

During the period shown in the Bar Chart, the highest return for a quarter was 10.12% (quarter ended December 31, 2017) and the lowest return for a quarter was –8.51% (quarter ended September 30, 2015).

Average Annual Total Returns (as of period ended December 31, 2017)

	Past One Year	Since Inception (5/2/14)
Class C	15.79%	10.07%
Class W	17.76%	11.01%
Class A	10.85%	9.16%
Return After Taxes on Distributions (Class A)	9.12%	7.54%
Return After Taxes on Distributions and Sale of Fund Shares (Class A)(1)	7.48%	6.90%
Russell 1000® Index	21.69%	12.07%

(1)	When the return after taxes on distributions and sale of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor’s actual after-tax returns depend on the investor’s tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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AIG SELECT DIVIDEND GROWTH FUND

After-tax returns are shown only for Class A. After-tax returns for other classes will vary.

Investment Adviser

The Fund’s investment adviser is SunAmerica.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Timothy Pettee	2014	Lead Portfolio Manager, Senior Vice President and Chief Investment Strategist at SunAmerica
Timothy Campion	2014	Co-Portfolio Manager, Senior Vice President at SunAmerica
Andrew Sheridan	2014	Co-Portfolio Manager, Senior Vice President at SunAmerica

Purchase and Sale of Fund Shares

The Fund’s initial investment minimums generally are as follows:

	Class A and Class C Shares	Class W Shares
Minimum Initial Investment	• non-retirement account: $500 • retirement account: $250 • dollar cost averaging: $500 to open; you must invest at least $25 a month	$50,000
Minimum Subsequent Investment	• non-retirement account: $100 • retirement account: $25	N/A

You may purchase or sell shares of the Fund each day the New York Stock Exchange is open. You should contact your broker, financial adviser or financial institution, or, if you hold your shares through the Fund, you should contact the Fund by phone at 800-858-8850, by regular mail (AIG Funds c/o DST Asset Manager Solutions, Inc., PO Box 219186, Kansas City, MO 64121-9186), by express, certified and registered mail (AIG Funds c/o DST Asset Manager Solutions, Inc., 330 West 9th Street, Kansas City, MO 64105-1514), or via the Internet at www.aig.com/funds.

Tax Information

The Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from such tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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